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                                                              EXHIBIT 23.4

                      INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-64709 of Telemundo Holdings, Inc. on Form S-4 of our report dated January 7, 1999 appearing in the Prospectus, which is part of this Registration Statement, and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

Deloitte & Touche LLP

New York, New York

January 22, 1999